UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET SHORT-TERM BOND

FUND (FORMERLY KNOWN AS LEGG MASON PARTNERS

SHORT-TERM BOND FUND)

FORM N-Q

SEPTEMBER 30, 2009

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited)	September 30, 2009

Face Amount	Security	Value
CORPORATE BONDS & NOTES - 43.8%
CONSUMER DISCRETIONARY - 2.1%
Leisure Equipment & Products - 0.0%
$110,000	Eastman Kodak Co., Senior Notes, 7.250% due 11/15/13	$90,750

Media - 1.8%
1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	1,701,997
300,000	DirecTV Holdings LLC/DirecTV Financing Co. Inc., Senior Notes, 4.750% due 10/1/14 (a)	300,750
1,000,000	News America Holdings Inc., 9.250% due 2/1/13	1,175,592
550,000	Time Warner Cable Inc., Senior Notes, 8.250% due 2/14/14	641,522
1,850,000	Time Warner Inc., Notes, 5.500% due 11/15/11	1,967,910
900,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	971,635

	Total Media	6,759,406

Multiline Retail - 0.3%
990,000	Macy’s Retail Holdings Inc., Senior Notes, 5.350% due 3/15/12	968,600

	TOTAL CONSUMER DISCRETIONARY	7,818,756

CONSUMER STAPLES - 1.0%
Beverages - 0.3%
1,180,000	Diageo Capital PLC, Notes, 5.200% due 1/30/13	1,265,546

Food & Staples Retailing - 0.4%
770,000	Kroger Co., Notes, 3.900% due 10/1/15	777,152
500,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	562,587

	Total Food & Staples Retailing	1,339,739

Tobacco - 0.3%
1,100,000	Philip Morris International Inc., Notes, 4.875% due 5/16/13	1,169,529

	TOTAL CONSUMER STAPLES	3,774,814

ENERGY - 6.0%
Oil, Gas & Consumable Fuels - 6.0%
1,950,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	2,093,479
2,870,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	3,051,131
1,820,000	Apache Corp., Notes, 6.250% due 4/15/12	2,008,008
1,000,000	ConocoPhillips, Notes, 4.750% due 10/15/12	1,076,042
1,350,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,469,397
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,072,818
1,760,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	1,827,007
370,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	458,729
890,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	1,075,548
2,510,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	2,662,724
2,120,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	2,451,398
2,131,000	Pemex Project Funding Master Trust, Senior Notes, 0.934% due 12/3/12 (a)(b)	2,045,760
1,440,000	XTO Energy Inc., Senior Notes, 5.650% due 4/1/16	1,507,071

	TOTAL ENERGY	22,799,112

FINANCIALS - 25.4%
Capital Markets - 4.8%
1,740,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	1,895,874
900,000	Deutsche Bank AG, Senior Notes, 6.000% due 9/1/17	972,792
5,580,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(c)	4,045,500
830,000	Goldman Sachs Group Inc., Notes, 6.600% due 1/15/12	901,754
	Kaupthing Bank HF, Senior Notes:

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Capital Markets - 4.8% (continued)
$190,000	5.453% due 1/15/10 (a)(b)(d)(e)	$41,325
2,120,000	5.750% due 10/4/11 (a)(d)(e)	461,100
890,000	7.625% due 2/28/15 (a)(d)(e)	193,575
2,620,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)(d)	262
810,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17 (d)	81
3,620,000	Macquarie Bank Ltd., 2.600% due 1/20/12 (a)	3,718,837
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
1,000,000	4.250% due 2/8/10	1,012,207
1,930,000	6.150% due 4/25/13	2,043,760
1,700,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	1,814,221
790,000	Morgan Stanley, Notes, 6.600% due 4/1/12	858,978

	Total Capital Markets	17,960,266

Commercial Banks - 8.0%
510,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	539,290
3,380,000	Commonwealth Bank of Australia, Senior Notes, 2.900% due 9/17/14 (a)	3,404,066
	Glitnir Banki HF:
3,550,000	Notes, 5.815% due 1/21/11 (a)(b)(d)(e)	887,500
350,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)(e)	210
	Landsbanki Islands HF:
590,000	7.431% due 10/19/17 (a)(b)(c)(d)(e)	354
1,720,000	Senior Notes, 6.100% due 8/25/11 (a)(d)(e)	98,900
1,600,000	Landwirtschaftliche Rentenbank, Notes, 1.875% due 9/24/12	1,599,536
1,900,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12 (a)	1,944,454
2,290,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (a)(b)(c)	1,902,788
	Royal Bank of Scotland PLC:
3,500,000	Notes, 1.159% due 5/11/12 (a)(b)	3,554,891
	Senior Notes:
870,000	3.000% due 12/9/11 (a)	896,137
1,260,000	2.625% due 5/11/12 (a)	1,279,594
1,780,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	935,531
350,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	244,233
2,010,000	Swedbank AB, Bonds, 3.000% due 12/22/11 (a)	2,058,338
700,000	VTB Capital SA, Loan Participation Notes, 2.183% due 11/2/09 (a)(b)(f)	699,260
5,060,000	Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11 (b)(c)	3,567,300
900,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	785,250
2,320,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (b)(c)	2,053,200
3,560,000	Westpac Banking Corp., Notes, 3.250% due 12/16/11 (a)	3,690,581

	Total Commercial Banks	30,141,413

Consumer Finance - 2.5%
970,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	519,025
2,100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	1,816,500
420,000	American Express Credit Corp., Senior Notes, 5.125% due 8/25/14	434,923
	GMAC LLC:
2,290,000	Notes, 2.200% due 12/19/12	2,316,234
3,048,000	Senior Notes, 7.500% due 12/31/13 (a)	2,697,480
487,000	Subordinated Notes, 8.000% due 12/31/18 (a)	372,555
1,170,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (b)	855,821
590,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	471,192

	Total Consumer Finance	9,483,730

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Diversified Financial Services - 6.5%
$510,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (a)(b)	$211,650
2,790,000	Citigroup Funding Inc., Notes, 1.875% due 10/22/12	2,797,466
	Citigroup Inc., Senior Notes:
4,450,000	6.375% due 8/12/14	4,605,585
340,000	5.500% due 10/15/14	339,878
	General Electric Capital Corp.:
	Senior Notes:
3,700,000	2.125% due 12/21/12	3,736,497
660,000	5.900% due 5/13/14	708,427
400,000	5.625% due 5/1/18	398,750
1,725,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	1,429,575
2,650,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	2,886,067
270,000	ILFC E-Capital Trust I, Junior Subordinated Notes, 5.900% due 12/21/65 (a)(b)	139,050
580,000	International Lease Finance Corp., Medium-Term Notes, 0.860% due 7/13/12 (b)	455,883
870,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 3.311% due 2/11/11 (b)	872,471
1,250,000	Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 7/7/10 (a)(b)	1,215,875
1,600,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)	1,480,032
	TNK-BP Finance SA:
570,000	6.875% due 7/18/11 (a)	579,975
100,000	Notes, 6.125% due 3/20/12 (a)	99,250
740,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12 (a)	752,616
2,390,000	ZFS Finance USA Trust I, 1.449% due 12/15/65 (a)(b)	1,938,887

	Total Diversified Financial Services	24,647,934

Insurance - 1.1%
1,060,000	Metropolitan Life Global Funding I, Notes, 2.875% due 9/17/12 (a)	1,056,335
2,850,000	Suncorp-Metway Ltd., Senior Notes, 2.009% due 7/16/12 (a)(b)	2,958,861

	Total Insurance	4,015,196

Thrifts & Mortgage Finance - 2.5%
600,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	633,334
	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds:
2,580,000	2.125% due 1/30/12 (a)	2,616,303
2,850,000	2.250% due 6/11/12 (a)	2,889,413
3,500,000	0.713% due 7/16/12 (a)(b)	3,515,155

	Total Thrifts & Mortgage Finance	9,654,205

	TOTAL FINANCIALS	95,902,744

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.8%
1,330,000	Baxter FinCo BV, Notes, 4.750% due 10/15/10	1,382,809
1,600,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,698,855

	Total Health Care Equipment & Supplies	3,081,664

Health Care Providers & Services - 0.2%
510,000	UnitedHealth Group Inc., Notes, 4.875% due 2/15/13	530,489

	TOTAL HEALTH CARE	3,612,153

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.4%
1,360,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	1,486,207

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Air Freight & Logistics - 0.1%
$460,000	United Parcel Service Inc., Senior Notes, 4.500% due 1/15/13	$493,585

Airlines - 0.9%
	Continental Airlines Inc., Pass-Through Certificates:
1,163,287	6.900% due 1/2/18	1,081,857
885,449	6.545% due 2/2/19	836,749
808,223	6.703% due 6/15/21	735,483
798,255	Northwest Airlines Inc., Pass-Through Certificates, 1.175% due 5/20/14 (b)	670,535

	Total Airlines	3,324,624

Industrial Conglomerates - 1.0%
3,480,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	3,753,239

	TOTAL INDUSTRIALS	9,057,655

MATERIALS - 0.2%
Chemicals - 0.0%
90,000	Dow Chemical Co., Notes, 5.700% due 5/15/18	88,881

Metals & Mining - 0.2%
480,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	515,085

	TOTAL MATERIALS	603,966

TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.0%
2,860,000	AT&T Inc., Senior Notes, 4.850% due 2/15/14	3,045,162
1,950,000	Deutsche Telekom International Finance BV, Notes, 8.500% due 6/15/10	2,044,329
2,070,000	France Telecom SA, Notes, 7.750% due 3/1/11	2,242,100
1,980,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,103,118
1,200,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	1,243,500
1,500,000	Telecom Italia Capital SA, Senior Notes, 0.963% due 2/1/11 (b)	1,487,561
2,490,000	Telefonica Emisiones SAU, Senior Notes, 0.809% due 2/4/13 (b)	2,446,495
440,000	Verizon Communications Inc., Senior Notes, 8.750% due 11/1/18	550,575

	Total Diversified Telecommunication Services	15,162,840

Wireless Telecommunication Services - 0.9%
520,000	Rogers Wireless Communications Inc., Secured Notes, 6.375% due 3/1/14	574,602
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,338,375
1,530,000	Verizon Wireless Capital LLC, Notes, 3.750% due 5/20/11 (a)	1,579,165

	Total Wireless Telecommunication Services	3,492,142

	TOTAL TELECOMMUNICATION SERVICES	18,654,982

UTILITIES - 0.8%
Electric Utilities - 0.3%
70,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	75,747
1,100,000	Pacific Gas & Electric Co., Bonds, 4.800% due 3/1/14	1,174,319

	Total Electric Utilities	1,250,066

Multi-Utilities - 0.5%
	Dominion Resources Inc.:
1,300,000	Notes, 4.750% due 12/15/10	1,345,321
300,000	Senior Notes, 8.875% due 1/15/19	380,192

	Total Multi-Utilities	1,725,513

	TOTAL UTILITIES	2,975,579

	TOTAL CORPORATE BONDS & NOTES (Cost - $177,751,768)	165,199,761

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
ASSET-BACKED SECURITIES - 10.6%
FINANCIALS - 10.6%
Automobiles - 1.1%
$1,736,594	Drive Auto Receivables Trust, 5.540% due 12/16/13 (a)	$1,768,470
	Ford Credit Auto Owner Trust:
790,000	2.100% due 11/15/11	796,895
1,680,000	1.210% due 1/15/12	1,684,167

	Total Automobiles	4,249,532

Credit Card - 3.9%
	Bank of America Credit Card Trust:
2,300,000	0.243% due 8/15/12 (b)	2,294,447
3,770,000	0.253% due 2/15/13 (b)	3,747,860
2,400,000	0.823% due 4/15/13 (b)	2,397,763
	Chase Issuance Trust:
2,700,000	0.993% due 6/15/12 (b)	2,709,039
3,640,000	0.263% due 11/15/13 (b)	3,600,848

	Total Credit Card	14,749,957

Home Equity - 3.4%
620,000	Ameriquest Mortgage Securities Inc., 0.576% due 1/25/36 (b)	379,589
	Asset Backed Funding Certificates:
221,263	1.371% due 5/25/32 (b)	158,299
400,000	0.796% due 8/25/33 (b)	256,707
1,733,608	Bear Stearns Asset-Backed Securities Trust, 0.766% due 6/25/34 (b)	1,355,998
1,298,782	Citigroup Mortgage Loan Trust Inc., 0.646% due 11/25/46 (a)(b)	513,019
	Countrywide Asset-Backed Certificates:
233,550	4.800% due 5/25/32 (b)	160,959
2,081,763	1.146% due 10/25/47 (b)	1,223,473
	Countrywide Home Equity Loan Trust:
344,355	0.523% due 2/15/34 (b)	127,306
1,277,326	0.793% due 8/15/37 (b)(f)	589,513
1,808,694	Green Tree, 7.000% due 4/25/38 (a)(b)	1,841,670
1,169,940	GSAMP Trust, 0.546% due 12/25/36 (a)(b)(f)	547,754
	GSRPM Mortgage Loan Trust:
1,592,302	0.546% due 3/25/35 (a)(b)(f)	796,205
2,100,323	0.646% due 3/25/37 (a)(b)(f)	672,192
3,008,774	Long Beach Mortgage Loan Trust, 0.336% due 5/25/36 (b)	88,888
336,603	MASTR Specialized Loan Trust, 0.546% due 1/25/36 (a)(b)	207,903
	RAAC Series:
57,938	0.586% due 7/25/37 (a)(b)	57,234
2,124,918	0.536% due 5/25/46 (a)(b)(f)	849,967
1,060,696	SACO I Trust, 0.396% due 4/25/36 (b)	133,079
421,687	Securitized Asset-Backed Receivables LLC, 0.386% due 5/25/36 (b)	320,862
1,021,220	Small Business Administration, 3.080% due 9/25/18 (b)	1,052,557
530,000	Specialty Underwriting & Residential Finance, 0.846% due 11/25/34 (b)	343,080
	Structured Asset Securities Corp.:
425,330	3.357% due 4/25/31 (a)	371,959
800,000	0.386% due 5/25/47 (b)	415,840
800,000	WaMu Asset-Backed Certificates, 0.396% due 1/25/37 (b)	249,798

	Total Home Equity	12,713,851

Student Loan - 2.2%
4,390,000	Nelnet Student Loan Trust, 1.984% due 4/25/24 (b)	4,506,228
1,307,362	SLC Student Loan Trust, 0.699% due 9/15/14 (b)	1,307,926
	SLM Student Loan Trust:
2,039,456	0.554% due 10/25/16 (b)	2,035,562

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Student Loan - 2.2% (continued)
$602,275	0.594% due 10/25/16 (b)	$602,327

	Total Student Loan	8,452,043

	TOTAL ASSET-BACKED SECURITIES (Cost - $52,035,318)	40,165,383

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4%
	American Home Mortgage Investment Trust:
1,967,251	5.294% due 6/25/45 (b)	1,211,683
1,324,382	0.536% due 11/25/45 (b)	697,475
	Banc of America Funding Corp.:
262,576	5.258% due 12/20/34 (b)	208,849
534,688	4.171% due 3/20/35 (b)	361,508
1,313,980	0.416% due 5/20/36 (b)	634,178
2,335,392	5.800% due 6/20/36 (b)	1,527,850
	Banc of America Mortgage Securities:
172,427	5.573% due 9/25/32 (b)	112,384
677,823	4.218% due 4/25/33 (b)	204,282
647,246	4.057% due 6/25/34 (b)	601,513
1,527,690	4.996% due 7/25/35 (b)	1,271,409
1,240,148	Bayview Commercial Asset Trust, 0.596% due 8/25/35 (a)(b)	700,491
	Bear Stearns Alt-A Trust:
590,673	3.448% due 9/25/34 (b)	408,462
1,398,497	0.406% due 1/25/47 (b)	760,742
208,881	Bear Stearns ARM Trust, 4.743% due 1/25/35 (b)	166,171
1,748,873	CBA Commercial Small Balance Commercial Mortgage, 0.496% due 6/25/38 (a)(b)	862,807
548,584	Chase Mortgage Finance Corp., 4.130% due 2/25/37 (b)	512,752
	Citigroup Mortgage Loan Trust Inc.:
1,450,376	5.239% due 3/25/37 (b)	908,629
780,097	5.718% due 8/25/47 (b)	537,738
	Countrywide Alternative Loan Trust:
128,836	4.981% due 12/25/34 (b)	90,861
103,558	5.145% due 12/25/34 (b)	64,398
1,184,417	0.576% due 11/20/35 (b)	640,429
2,317,338	0.626% due 11/20/35 (b)	525,495
708,856	0.556% due 11/25/35 (b)	360,958
1,488,380	0.476% due 5/20/46 (b)	708,122
2,045,035	0.436% due 7/25/46 (b)	962,264
301,590	Countrywide Asset-Backed Certificates, 0.526% due 7/25/35 (b)	233,086
	Countrywide Home Loans, Mortgage Pass-Through Trust:
1,305,318	4.000% due 3/25/33	1,276,887
220,360	4.984% due 5/19/33 (b)	199,735
137,517	4.616% due 11/19/33 (b)	132,846
926,670	2.587% due 11/25/34 (b)	545,807
1,044,992	CS First Boston Mortgage Securities Corp., 3.639% due 6/25/34 (b)	973,545
461,521	Downey Savings and Loan Association Mortgage Loan Trust, 0.496% due 3/19/45 (b)	248,411
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	4.500% due 4/15/32 (g)	303,760
299,657	Structured Pass-Through Securities, 6.500% due 9/25/43 (b)(g)	323,431
326,783	First Horizon Alternative Mortgage Securities, 0.616% due 2/25/37 (b)	160,876
1,638,885	First Horizon Mortgage Pass-Through Trust, 4.512% due 2/25/35 (b)	1,522,040
	Government National Mortgage Association (GNMA):
1,136,030	8.250% due 6/16/26 (b)(e)	217,396
866,756	8.300% due 8/16/26 (b)(e)	162,516

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4% (continued)
	Greenpoint Mortgage Funding Trust:
$581,268	0.476% due 9/25/35 (b)	$247,137
439,597	0.366% due 12/25/46 (b)	99,640
1,325,000	GS Mortgage Securities Corp. II, 6.712% due 8/15/18 (a)	1,360,817
1,530,805	GSMPS Mortgage Loan Trust, 0.596% due 9/25/35 (a)(b)	985,416
332,831	Harborview Mortgage Loan Trust, 0.646% due 11/19/34 (b)	163,712
	Homebanc Mortgage Trust:
678,069	0.616% due 12/25/34 (b)	546,110
1,120,416	0.496% due 3/25/35 (b)	630,688
206,038	IMPAC CMB Trust, 1.026% due 10/25/34 (b)	132,714
681,419	Indymac INDA Mortgage Loan Trust, 6.187% due 11/25/37 (b)	482,759
522,226	Indymac Index Mortgage Loan Trust, 0.606% due 1/25/35 (b)	304,265
	JPMorgan Mortgage Trust:
1,397,828	4.314% due 10/25/33 (b)	1,330,779
489,146	4.865% due 11/25/33 (b)	469,546
469,689	4.806% due 2/25/34 (b)	446,057
1,182,399	Lehman XS Trust, (Structured Asset Securities Corp.), 0.546% due 11/25/35 (b)	614,235
1,933,497	Luminent Mortgage Trust, 0.446% due 2/25/46 (b)	924,038
	MASTR:
	ARM Trust:
233,352	5.699% due 12/25/33 (b)	207,672
3,000,000	3.111% due 11/21/34 (b)	2,382,408
935,417	2.010% due 12/25/46 (b)	299,334
	Asset Securitization Trust:
304,768	4.375% due 5/25/33	279,074
379,317	5.000% due 2/25/34	378,403
	Merrill Lynch Mortgage Investors Inc.:
1,249,962	5.055% due 3/25/33 (b)	911,894
90,684	5.486% due 9/25/33 (b)	86,353
1,133,648	New York Mortgage Trust Inc., 0.576% due 8/25/35 (b)	869,995
1,882,516	Nomura Asset Acceptance Corp., 4.813% due 12/25/34 (b)	1,769,565
673,449	Prime Mortgage Trust, 7.448% due 10/25/32 (b)	587,096
957,187	Residential Asset Mortgage Products Inc., 8.000% due 5/25/32	864,419
271,368	Sequoia Mortgage Trust, 1.447% due 6/20/33 (b)	236,022
	Structured Adjustable Rate Mortgage Loan Trust:
678,062	3.749% due 1/25/35 (b)	523,141
806,289	5.060% due 7/25/35 (b)	553,827
	Structured ARM Loan Trust:
448,434	3.760% due 4/25/34 (b)	373,631
437,467	0.651% due 6/25/34 (b)	315,255
740,754	2.562% due 3/25/35 (b)(f)	469,226
555,491	5.582% due 6/25/35 (b)	350,679
	Structured Asset Mortgage Investments Inc.:
635,141	0.476% due 2/25/36 (b)	366,458
1,115,429	0.456% due 8/25/36 (b)	548,282
	Structured Asset Securities Corp.:
2,110,315	6.500% due 3/25/32	1,601,497
211,529	3.743% due 5/25/32 (b)	192,913
249,606	4.054% due 6/25/32 (b)	58,784
340,486	3.640% due 8/25/32 (b)	336,606
1,329,306	3.867% due 3/25/34 (b)	1,129,440
104,366	3.777% due 5/25/34 (b)	90,219
1,312,412	5.312% due 6/25/35 (a)(b)(f)	1,069,939
	WaMu Mortgage Pass-Through Certificates:
358,446	2.851% due 8/25/33 (b)	339,299

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4% (continued)
$953,608	4.211% due 1/25/35 (b)	$912,821
423,113	0.670% due 6/25/44 (b)	272,229
	Washington Mutual Inc.:
200,000	4.653% due 4/25/35 (b)	142,225
640,061	0.536% due 7/25/45 (b)	387,827
752,497	0.566% due 7/25/45 (b)	454,290
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
1,834,234	0.526% due 11/25/45 (b)	1,072,559
525,262	Whole Loan, 2.910% due 6/25/33 (b)	458,277
1,290,745	Washington Mutual Inc., MSC Pass-Through Certificates, 7.000% due 3/25/34	1,266,567
1,607,269	Washington Mutual Inc., Pass-Through Certificates, 4.663% due 10/25/33 (b)	1,429,278
	Washington Mutual Mortgage Pass-Through Certificates:
1,071,611	0.566% due 2/25/36 (b)	211,930
716,619	2.021% due 6/25/46 (b)	255,310
431,295	Wells Fargo Mortgage Backed Securities Trust, 4.376% due 7/25/34 (b)	126,150

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $79,994,390)	54,260,593

MORTGAGE-BACKED SECURITIES - 4.0%
FHLMC - 0.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
47,210	9.000% due 1/1/17-1/1/21 (g)	52,174
1,195	8.500% due 6/1/21 (g)	1,299
166,915	8.000% due 2/1/31 (g)	189,431
1,012,052	7.000% due 4/1/32 (g)	1,113,669

	TOTAL FHLMC	1,356,573

FNMA - 3.6%
	Federal National Mortgage Association (FNMA):
183	8.500% due 6/1/10-8/1/11 (g)	186
150,945	6.500% due 7/1/13-4/1/31 (g)	159,410
7,114	11.000% due 12/1/15 (g)	7,886
18,500	12.500% due 1/1/18 (g)	21,832
54,463	9.000% due 11/1/21 (g)	58,977
2,808,704	7.000% due 12/1/26-1/1/33 (g)	3,101,616
102	6.000% due 11/1/27 (g)	108
33,156	3.060% due 5/1/32 (b)(g)	33,517
113,284	3.115% due 8/1/32 (b)(g)	115,179
288,063	4.460% due 12/1/32 (b)(g)	292,000
582,788	2.998% due 1/1/33 (b)(g)	590,103
1,186,270	4.508% due 6/1/33 (b)(g)	1,238,896
1,259,749	3.300% due 5/1/34 (b)(g)	1,273,130
690,883	4.326% due 1/1/35 (b)(g)	699,356
414,895	4.759% due 2/1/35 (b)(g)	427,790
2,909,870	4.966% due 3/1/35 (b)(g)	3,018,984
2,511,840	3.494% due 5/1/35 (b)(g)	2,578,250

	TOTAL FNMA	13,617,220

GNMA - 0.0%
	Government National Mortgage Association (GNMA):
127,637	6.000% due 5/15/14-11/15/28	136,752
1,387	9.000% due 6/15/22-9/15/22	1,594

	TOTAL GNMA	138,346

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $14,604,689)	15,112,139

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.8%
U.S. Government Agencies - 12.4%
$1,980,000	Federal Home Loan Bank (FHLB), Global Bonds, 1.625% due 7/27/11	$2,003,602
	Federal Home Loan Mortgage Corp. (FHLMC):
800,000	5.000% due 10/18/10 (g)	835,547
1,940,000	2.750% due 4/11/11 (g)	1,998,945
20,000,000	0.389% due 5/4/11 (b)(g)	20,020,140
1,180,000	2.125% due 3/23/12 (g)	1,202,580
	Notes:
15,300,000	0.179% due 10/19/09 (b)(g)	15,300,230
710,000	5.125% due 8/23/10 (g)	739,251
	Federal National Mortgage Association (FNMA):
3,510,000	3.000% due 9/16/14 (g)	3,572,036
1,028,847	Six Month LIBOR, 3.102% due 4/1/33 (b)(g)	1,040,935

	Total U.S. Government Agencies	46,713,266

U.S. Government Obligations - 2.4%
	U.S. Treasury Notes:
3,960,000	2.375% due 8/31/14	3,976,090
2,950,000	2.375% due 9/30/14	2,958,534
2,300,000	3.625% due 8/15/19	2,361,454

	Total U.S. Government Obligations	9,296,078

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $55,724,324)	56,009,344

U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.0%
83	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29	107
	U.S. Treasury Notes, Inflation Indexed:
13,698,561	0.875% due 4/15/10 (h)	13,719,958
1,359,611	2.000% due 7/15/14	1,414,845

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,054,261)	15,134,910

Shares
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
500	Home Ownership Funding Corp., 1.000% (a)(e)(f)*	48,011
1,400	Home Ownership Funding II, 1.000% (a)(e)(f)*	134,429

	Total Diversified Financial Services	182,440

Thrifts & Mortgage Finance - 0.0%
53,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)(g)*	96,066
38,350	Federal National Mortgage Association (FNMA), 8.250% (b)(g)*	61,743

	Total Thrifts & Mortgage Finance	157,809

	TOTAL PREFERRED STOCKS (Cost - $3,823,073)	340,249

Contracts
PURCHASED OPTIONS - 0.0%
101	Eurodollar Futures, Put @$99.13, Expires 3/15/10	36,613
124	Eurodollar Futures, Put @$99.00, Expires 12/14/09	3,100
124	Eurodollar Futures, Put @$99.50, Expires 12/14/09	13,175

	TOTAL PURCHASED OPTIONS (Cost - $95,901)	52,888

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $399,083,724)	346,275,267

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
SHORT-TERM INVESTMENTS - 8.1%
U.S. Government Agencies - 4.2%
$8,500,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.451% due 1/6/10 (i)	$8,498,283
	Federal National Mortgage Association (FNMA), Discount Notes:
7,000,000	0.225% due 10/5/09 (g)(i)	6,999,825
480,000	0.331% due 2/1/10 (g)(h)(i)	479,844

	Total U.S. Government Agencies (Cost - $15,968,978)	15,977,952

U.S. Government Obligations - 3.6%
	U.S. Treasury Bills:
2,500,000	0.170% due 10/29/09 (i)	2,499,670
11,000,000	0.267% due 11/12/09 (i)	10,996,580

	Total U.S. Government Obligations (Cost - $13,496,250)	13,496,250

Repurchase Agreement - 0.3%
963,000	Morgan Stanley tri-party repurchase agreement dated 9/30/09, 0.030% due 10/1/09; Proceeds at maturity - $963,001; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/21/10; Market value - $989,703) (Cost - $963,000)	963,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $30,428,228)	30,437,202

	TOTAL INVESTMENTS - 99.8% (Cost - $429,511,952#)	376,712,469
	Other Assets in Excess of Liabilities - 0.2%	637,886

	TOTAL NET ASSETS - 100.0%	$377,350,355

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2009.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
124	Eurodollar Futures, Call	12/14/09	$99.25	$124,000
75	Eurodollar Futures, Call	3/15/10	99.38	37,969
248	Eurodollar Futures, Put	12/14/09	99.25	12,400
75	Eurodollar Futures, Put	3/15/10	99.38	37,969
154	Eurodollar Futures, Put	3/15/10	98.50	25,025
101	Eurodollar Futures, Put	3/15/10	98.88	29,037

	Total Written Options (Premiums Received - $279,390)			$266,400

See Notes to Schedule of Investments.

Legg Mason Western Asset Short-Term Bond Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Short-Term Bond Fund (formerly known as Legg Mason Partners Short-Term Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Corporate bonds and notes	—	$165,199,761	—	$165,199,761
Asset-backed securities	—	40,165,383	—	40,165,383
Collateralized mortgage obligations	—	54,260,593	—	54,260,593
Mortgage-backed securities	—	15,112,139	—	15,112,139
U.S. government and agency obligations	—	56,009,344	—	56,009,344
U.S. treasury inflation protected securities	—	15,134,910	—	15,134,910
Preferred stocks†	$157,809	—	$182,440	340,249
Purchased options	52,888	—	—	52,888

Notes to Schedule of Investments (unaudited) (continued)

Total long-term investments	210,697	345,882,130	182,440	346,275,267

Short-term investments †	—	30,437,202	—	30,437,202

Total investments	210,697	376,319,332	182,440	376,712,469

Other financial instruments
Written options	(266,400)	—	—	(266,400)
Futures contracts	652,084	—	—	652,084
Credit default swaps on credit indices - sell ‡	—	(214,904)	—	(214,904)

Total other financial instruments	385,684	(214,904)	—	170,780

Total	$596,381	$376,104,428	$182,440	$376,883,249

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Mortgage Obligations	Preferred Stocks- Financials	TOTAL
Balance as of December 31, 2008	$33,600	$993,181	—	$1,026,781
Accrued premiums/discounts	8,770	—	—	8,770
Realized gain/(loss) (1)	—	—	—	—
Change in unrealized appreciation (depreciation) (2)	(132,086)	(42,302)	$(1,355,008)	(1,529,396)
Net purchases (sales)	283,291	(88,072)	1,537,448	1,732,667
Net transfers in and/or out of Level 3	(193,575)	(862,807)	—	(1,056,382)

Balance as of September 30, 2009	—	—	$182,440	$182,440

Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009 (2)	—	—	$(1,355,008)	$(1,355,008)

(1)	This amount is included in net realized gain (loss) from investment.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $214,904. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $999,553 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit

Notes to Schedule of Investments (unaudited) (continued)

risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Credit and Market Risk. Investments in securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,662,301
Gross unrealized depreciation	(59,461,784)

Net unrealized depreciation	$(52,799,483)

At September 30, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to buy:
Eurodollar	322	3/10	$79,744,300	$79,996,875	$252,575
U.S. 5-Year Treasury Notes	273	12/09	31,161,278	31,693,594	532,316

					784,891

Contracts to sell:
U.S. 2-Year Treasury Notes	45	12/09	9,704,729	9,763,594	(58,865)
U.S. 10-Year Treasury Notes	35	12/09	4,067,542	4,141,484	(73,942)

					(132,807)

Net unrealized gain on open futures contracts					$652,084

During the period ended September 30, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	537	$488,716
Options written	927	360,065

Notes to Schedule of Investments (unaudited) (continued)

Options closed	(687)	(569,391)

Written options, outstanding September 30, 2009	777	$279,390

At September 30, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$999,553	7/25/45	0.180% monthly	$(214,904)	$(62,172)	$(152,732)

Net unrealized depreciation on sales of credit default swaps on credit indices.						$(152,732)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative investments categorized by risk exposure at September 30, 2009.

	Futures Contracts		Written Options, at value	Swap Contracts, at value	Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest rate contracts	$784,891	$(132,807)	$(266,400)	—	$385,684
Credit contracts	—	—	—	$(214,904)	(214,904)

Total	$784,891	$(132,807)	$(266,400)	$(214,904)	$170,780

The Fund had average market values of $223,108, $138,359,173 and $4,632,945 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, and average notional balance of $1,032,377 in credit default swap contracts (to sell protection), during the period ended September 30, 2009.

As of September 30, 2009 the Fund did not have any open interest rate swap contracts but had average notional balance of $3,449,000 during the period ended September 30, 2009.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 24, 2009

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: November 24, 2009